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                                                                   EXHIBIT 10.47

                          FOURTH MODIFICATION AGREEMENT

        This Fourth Modification Agreement ("Fourth Modification") is entered into as of the 7th day of July, 2000 ("Agreement"), by and among Tokai Bank of California, a California banking corporation (individually referred to as "Tokai" and a "Lender" and in its capacity as Agent for Lenders, the "Agent"), on the one hand, and Kennedy-Wilson, Inc., a Delaware corporation ("KW"), Kennedy-Wilson International, Inc., a California corporation ("KWI"), Kennedy-Wilson Properties, Ltd., a Delaware corporation ("KWPL"), and K-W Properties, Inc., a California corporation ("KWP") (individually and collectively, "Borrower"), on the other hand, with reference to the following facts:

                                    RECITALS

        A. Borrower, Lenders and Agent are parties to a certain Revolving Loan Agreement dated as of July 2, 1999 (as amended, "Loan Agreement"), providing for a line of credit in the original aggregate principal sum of $15,000,000.00 ("Credit").

        B. Borrower's obligations to Tokai, as a Lender under the Loan Agreement are further evidenced by a certain Promissory Note dated July 2, 1999 ("Note"), in the original principal sum of $10,000,000.00 ("Tokai's Commitment").

        The aforementioned Loan Agreement and Note and all other documents and instruments executed in connection therewith are hereinafter individually and collectively referred to as the "Loan Documents."

        C. The Loan Agreement and the Note have heretofore been amended and/or modified pursuant to the following:

               1. That certain Modification Agreement dated as of November 15, 1999, by and between Tokai (acting as Agent and Lender) and Borrower.

               2. That certain Second Modification Agreement dated as of February 28, 2000 by and between Tokai (acting as Agent and Lender) and Borrower.

               3. That certain Third Modification Agreement dated as of June 20, 2000 by and between Tokai (acting as Agent and Lender) and Borrower.

        D. At the time of the Third Modification Agreement, it was anticipated by Tokai and Borrower that there would be additional amendments to the Loan Agreement. Consistent therewith, Borrower and Tokai desire to further amend the Loan Agreement, subject to the terms and conditions hereinafter set forth.


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        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Loan Agreement.

        2. Amendments to Loan Agreement.

               2.1 In Section 1.1 of the Loan Agreement, the definition of "Tangible Net Worth" is amended in its entirety to read as follows:

                    "`Tangible Net Worth' means the excess of total Assets over total liabilities, as adjusted as follows: (1) the following shall be excluded from the determination of total Assets for purposes of the determination of Tangible Net Worth: (a) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, (b) all prepaid expenses, deferred charges or unamortized debt discount and expense, (c) all reserves carried and not deducted from assets, (d) all notes or accounts receivable from any Affiliate of Borrower or any officer of Borrower, (e) securities which are not readily marketable, (f) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or indebtedness, (g) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to the date of this Agreement and (h) any items not included in clauses
                (a) through (g) above which are treated as intangibles in conformity with GAAP; and (2) the following shall be excluded from the determination of total liabilities: debt subordinated to Lender by agreement satisfactory to Lender."

               2.2 In Section 1.1 of the Loan Agreement, the definition of "Tokai's Commitment" is amended in its entirety to read as follows:

                    "`Tokai's Commitment' means the commitment of Tokai to lend to Borrower the maximum principal sum of $13,000,000.00 as more particularly described in Section 3.1 herein through and including June 30, 2002."


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               2.3 In Section 1.1 of the Loan Agreement, the definition of
"Leverage Ratio" is amended in its entirety to read as follows:

                    "`Leverage Ratio' shall be defined, with respect to the
                Leverage Ratio requirements contained in the GATX Note Agreement, as set forth in Schedule B of the GATX Note Agreement, and with respect to the Leverage Ratio requirements contained in the East-West Credit Agreement, as set forth in
                Section 1.1 of the East-West Credit Agreement, which definitions are incorporated by reference herein as though set forth in full."

               2.4 Section 1.1 of the Loan Agreement is further amended to add, in appropriate alphabetical order, a definition for "Third Party Lender" to read as follows:

                    "`Third Party Lender' means GATX Capital Corp., Combined
                Insurance Company of America, Resource Life, and Virginia Surety Company, Inc., individually and collectively, with Combined Insurance Company of America, Resource Life and Virginia Surety Company, Inc. being referred to hereinafter, individually and collectively, as AON."

               2.5 Section 1.1 of the Loan Agreement is further amended to add, in appropriate alphabetical order, a definition for "GATX Note Agreement" to read as follows:

                    "'GATX Note Agreement' shall mean that certain Note Purchase
                Agreement, dated June 22, 2000, executed by KW in favor of GATX Capital Corp."

               2.6 Section 1.1 of the Loan Agreement is further amended to add, in appropriate alphabetical order, a definition for "Third Party Loan Documents" to read as follows:

                    "`Third Party Loan Documents' shall mean the GATX Note
                Agreement, and the Note Purchase Agreements, dated June 22, 2000, executed by KW in favor of AON, and the documents and instruments executed in connection therewith, individually and collectively."

               2.7 Section 1.1 of the Loan Agreement is further amended to add, in appropriate alphabetical order, a definition for "East-West Credit Agreement" to read as follows:

                    "`East-West Credit Agreement' shall mean that certain Credit
                Agreement dated as of July 9, 1999, by and between KW and East-West Bank, as amended pursuant to the terms of that certain First Amendment to Loan Documents, dated June 6, 2000, by and among KW, KWI, KWPL, KWP and East-West Bank (`First Amendment to Loan Documents')."


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               2.8 Section 1.1 of the Loan Agreement is further amended to add, in appropriate alphabetical order, a definition for "East-West Loan Documents" to read as follows:

                    "`East-West Loan Documents' shall mean the East-West Credit
                Agreement and the documents and instruments executed in connection therewith, as amended pursuant to the terms of that certain First Amendment to Loan Documents, individually and collectively."

               2.9 Section 1.1 of the Loan Agreement is further amended to add, in appropriate alphabetical order, a definition for "Direct Real Estate Investments" to read as follows:

                    "`Direct Real Estate Investments' shall be defined as
                provided for in Schedule B of the GATX Note Agreement as of June 22, 2000, which definition is incorporated by reference herein as though set forth in full."

               2.10 Section 4.11 of the Loan Agreement is amended in its entirety to read as follows:

               "4.11 FINANCIAL COVENANTS. KW shall maintain on a consolidated basis, the following financial covenants, to be measured at the end of each calendar quarter (other than (d) below), commencing on September 30, 1999. All financial ratios shall be calculated at the end of each calendar quarter, using the results of that quarter and each of the three (3) immediately preceding quarters.

                    (a) Tangible Net Worth. Maintain on a consolidated basis
                Tangible Net Worth equal to at least the amounts indicated for each period specified below:


               Period                                             Amounts
               ------                                             -------
               Ending December 31, 1999                           $35,000,000.00
               Ending December 31, 2000                           $40,000,000.00
               and thereafter


                    (b) Leverage Ratio. Maintain at all times the Leverage Ratio requirements provided for in Section 10.4 of the GATX Note Agreement as of June 22, 2000, and the Leverage Ratio requirements provided for in Section 5.13 (a) of the East-West Credit Agreement as of July 9, 1999, which are incorporated by reference herein as though set forth in full.


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                    (c) Debt Coverage Ratio. Maintain on a consolidated basis a
                Debt Coverage Ratio of at least the amounts indicated for each period specified below:


                Period                                           Ratio
                ------                                           -----
                Ending December 31, 1999                         1.50:1.0
                Ending December 31, 2000                         2.00:1.0
                and thereafter


                    (d) Positive Income. Earn positive net income in each
                calendar year.

                    (e) Minimum Interest Coverage Ratio. Maintain at all times the Interest Coverage Ratio (as defined in Schedule B of the GATX Note Agreement) provided for in Section 10.3 of the GATX Note Agreement as of June 22, 2000, which is incorporated by reference herein as though set forth in full.

               2.11 Section 4.13 (d) of the Loan Agreement is amended to read as follows:

                    "(d) Liabilities and lines of credit in existence on the
                date of this Agreement disclosed in writing to Lenders and the obligations and indebtedness created by the Third Party Loan Documents in accordance with Section 4.17, provided however, that, without the prior consent of Agent, at no time shall the aggregate amount of unsecured debt of KW and its subsidiaries, in addition to the obligations and indebtedness created by the Third Party Loan Documents, exceed $33,000,000.00, including the lines of credit provided under this Agreement and by East-West Bank under the East-West Loan Documents through and including June 30, 2002."

               2.12 Section 4.18 of the Loan Agreement is amended to read as follows:

                    "4.18 ADDITIONAL PROVISIONS REGARDING THIRD PARTY LOAN
                DOCUMENTS. Borrower shall, in addition to the financial covenants set forth in Section 4.11 and any other covenants or requirements under this Agreement, comply with each and all of the terms and conditions of the Third Party Loan Documents, including, without limitation the covenants contained in Sections 9 and 10 of the GATX Note Agreement as of June 22, 2000, and will not amend of modify the terms of any of the Third Party Loan Documents. In the event Borrower requests a waiver of any term or condition of any Third Party Loan Documents from any Third Party Lender, it shall so advise Lender, in writing, of such request at the same time, and the reason for such request. Any waiver of any provision of the Third Party Loan Documents shall not be binding upon Agent or Lenders."


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               2.13 Article 4 of the Loan Agreement is amended to add a new
Section 4.19 to read as follows:

                    "4.19 ADDITIONAL PROVISIONS REGARDING EAST-WEST LOAN
               DOCUMENTS. Borrower shall, in addition to the financial covenants set forth in Section 4.11 and any other covenants or requirements under this Agreement, comply with each and all of the terms and conditions of the East-West Loan Documents including, without, limitation Section 5 of the East-West Credit Agreement as of July 9, 1999, and will not amend or modify the term of any of the East-West Loan Documents. In the event Borrower requests a waiver of any term or condition of any East-West Loan Documents from East-West Bank, it shall so advise Agent, in writing, of such request at the same time, and the reason for such request. Any waiver of any provision of the East-West Loan Documents shall not be binding upon Agent or Lenders."

               2.14 Article 4 of the Loan Agreement is amended to add a new
Section 4.20 to read as follows:

                    "4.20 KEY MAN INSURANCE. KW will at all times maintain, with financially sound and reputable insurers, a policy of life insurance upon the life of William J. McMorrow in an amount of not less than $5,000,000.00 and naming KW as assignee thereof."

               2.15 Article 4 of the Loan Agreement is amended to add a new
Section 4.21 to read as follows:

                    "4.21 DIRECT REAL ESTATE INVESTMENTS. Borrower shall not
               permit the book value of its Direct Real Estate Investments determined in accordance with GAAP to exceed at any time more than thirty percent (30%) of KW's Consolidated Net Worth. For purposes of this Section 4.21 only, the term `Consolidated Net Worth' shall be defined as set forth in Schedule B of the GATX Note Agreement as of June 22, 2000, which definition is incorporated by reference herein as though set forth in full."

               2.16 Article 4 of the Loan Agreement is amended to add a new
Section 4.22 to read as follows:

                    "4.22 ADDITIONAL COMPLIANCE CERTIFICATES. Borrower shall
               provide Agent those financial statements required to be provided to GATX Capital Corp. pursuant to Section 7.1 (a) and Section 7.1
               (b) of the GATX Note Agreement as of June 22, 2000 at such time as the financial statements are required to be delivered to GATX thereunder. In addition,


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               the Chief Financial Officer of Borrower shall provide Agent a copy of the Officer's Certificate required to be delivered to GATX Capital Corp. pursuant to the terms of Section 7.2 of the GATX Note Agreement as of June 22, 2000 at such time as such certificate is required to be provided to GATX thereunder."

        3. Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that: (i) no default specified in the Loan Agreement and no event which with notice or lapse of time, or both, would become such a default has occurred and is continuing; (ii) the representations and warranties of Borrower pursuant to the Loan Agreement are true on and as of the date hereof as if made on and as of said date; (iii) the making and performance by Borrower of this Agreement have been duly authorized by all necessary action;
(iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Loan Agreement as amended hereby; and (v) Borrower has provided Lender true and complete copies of each and all of the Third Party Loan Documents and each and all of the East-West Loan Documents, including, without limitation, any and all amendments or modifications thereto.

        4. Conditions Precedent. This Agreement will be effective when Agent receives the following items, in form and content acceptable to Agent in its sole opinion and judgment:

               4.1 Evidence that Borrower has authority to carry out the transactions contemplated by this Agreement.

               4.2 Payment by Borrower of all attorneys' fees and out-of-pocket expenses incurred by Lenders in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement and any matter related thereto.

               4.3 Such other documents as may be required by Agent.

        5. Effect of Agreement. Except as provided in this Agreement, all of the terms and conditions of the Loan Agreement shall remain in full force and effect, and are hereby reaffirmed and ratified in their entirety. In the event there is any conflict in any term or provision of this Agreement and any term or provision of the Loan Agreement, such term or provision, as applicable, of this Agreement shall control.


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
        6. Further Assurances. Borrower shall execute such other documents and instruments as Agent shall request and provide such other assurances as Agent may require from time to time to carry out the purposes of this Agreement.

               This Fourth Modification Agreement is executed as of the date first above written.

                              "Lender" and "Agent"

                                   Tokai Bank of California, a California
                                   banking corporation

                                   By: /s/ FRANK J. SCHIENDLER, JR.
                                      -------------------------------
                                   Name:  Frank J. Schiendler, Jr.
                                        -----------------------------
                                   Title: Vice President
                                         ----------------------------

                              "Borrower"

                                   Kennedy-Wilson, Inc., a Delaware corporation


                                   By: /s/  FREEMAN LYLE
                                      -------------------------------
                                   Name: Freeman Lyle
                                        -----------------------------
                                   Title: EVP-CFO
                                         ----------------------------


                                   Kennedy-Wilson International, Inc.,
                                   a California corporation

                                   By: /s/  FREEMAN LYLE
                                      -------------------------------
                                   Name: Freeman Lyle
                                        -----------------------------
                                   Title: EVP-CFO
                                         ----------------------------

                                   Kennedy-Wilson Properties, Ltd., a
                                   Delaware corporation

                                   By: /s/  FREEMAN LYLE
                                      -------------------------------
                                   Name: Freeman Lyle
                                        -----------------------------
                                   Title: EVP-CFO
                                         ----------------------------

                                   K-W Properties, Inc.,
                                   a California corporation

                                   By: /s/  FREEMAN LYLE
                                      -------------------------------
                                   Name: Freeman Lyle
                                        -----------------------------
                                   Title: EVP-CFO
                                         ----------------------------


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